UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2016

MANAGED FUTURES PREMIER MACRO L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-54284	27-3371689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Registrant entered into a management agreement (the “Management Agreement”), among the Registrant, Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and Willowbridge Associates Inc., a Delaware corporation (“Willowbridge”), pursuant to which Willowbridge manages the portion of the Registrant’s assets allocated to it effective February 1, 2016.

Pursuant to the Management Agreement, the monthly fee for professional management services is 1/12 of 1.5% (1.5% per year) of the net assets of the Registrant as of the first day of each month allocated to Willowbridge, and the incentive fee payable quarterly is 20% of new trading profits.

A copy of the Management Agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

Effective January 31, 2016, the General Partner terminated the amended and restated advisory agreement, dated as of March 1, 2014, among Morgan Stanley Smith Barney BHM I, LLC (the “Trading Company”), Blenheim Capital Management, L.L.C. (“Blenheim”) and the General Partner, pursuant to which Blenheim traded a portion of the Registrant’s assets. Consequently, Blenheim ceased all futures interest trading on behalf of the Trading Company (and, indirectly, the Registrant).

The General Partner has reallocated the assets formerly allocated to Blenheim to Willowbridge.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Registrant does not have a board of directors. The General Partner is managed by a board of directors.

Effective February 1, 2016, Frank Smith no longer serves as a director of the General Partner.

Effective February 1, 2016, Steven Ross was appointed as a director of the General Partner.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The General Partner has determined to change the Registrant’s name to Managed Futures Premier Macro L.P. The Registrant’s Certificate of Limited Partnership was amended and the Registrant’s Third Amended and Restated Limited Partnership Agreement, dated as of January 1, 2016, was amended as of February 1, 2016 to change the name of the Registrant to Managed Futures Premier Macro L.P.

A copy of the Certificate of Amendment of Certificate of Limited Partnership of the Registrant is filed herewith as Exhibit 3.1 and incorporated herein by reference, and a copy of the Amendment No. 1 to the Third Amended and Restated Limited Partnership Agreement of the Registrant is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Limited Partnership of the Registrant dated as of February 1, 2016.

3.2	Amendment No. 1 to the Third Amended and Restated Limited Partnership Agreement of the Registrant, dated as of February 1, 2016.

10.1	Management Agreement, dated as of January 22, 2016, by and among the General Partner, the Registrant and Willowbridge Associates Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER MACRO L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: February 5, 2016